Exhibit 99.1

Investor Contact:	Media Contact:
Paul Goldberg	Adrian Sakowicz
Vice President - Investor Relations	Vice President - Communications
(212) 922-1640	(630) 743-5039
peg@dovercorp.com	asakowicz@dovercorp.com

DOVER REPORTS SECOND QUARTER 2017 RESULTS AND RAISES FULL YEAR REVENUE AND EPS GUIDANCE

•	Reports quarterly revenue of $2.0 billion, an increase of 18% from the prior year

•	Delivers quarterly diluted net earnings per share of $1.04, up 37%

•	Increases full year revenue growth forecast; now expected to be 12% to 14%

•	Raises 2017 full year diluted earnings per share guidance to now be in the range of $4.23 to $4.33, an increase of $0.15 at the mid-point of guidance

DOWNERS GROVE, Ill., July 20, 2017 — Dover (NYSE: DOV) announced today that for the second quarter ended June 30, 2017, revenue was $2.0 billion, an increase of 18% from the prior year. The increase in the quarter was driven by organic growth of 10% and acquisition growth of 12%, partially offset by a 3% impact from dispositions and an unfavorable impact from foreign exchange ("FX") of 1%. Net earnings were $164.1 million, an increase of 39% as compared to $118.3 million for the prior year period. Diluted net earnings per share ("EPS") for the second quarter ended June 30, 2017, were $1.04, compared to $0.76 EPS in the prior year period, representing an increase of 37%. EPS for the second quarter ended June 30, 2017, and June 30, 2016, include restructuring costs of $0.01 EPS and $0.04 EPS, respectively.

Dover’s President and Chief Executive Officer, Robert A. Livingston, said, “The second quarter reflected the continuation of a trend that began to develop late last year, namely improving global markets and strong results reflecting solid execution by our teams. In all, we achieved revenue growth and margin expansion that exceeded our forecasts.

“All of our segments posted sequential increases in revenue and margin, which was most notable in Refrigeration & Food Equipment and Fluids. In addition, we benefited from strong broad-based activity in Engineered Systems, and also from higher than expected U.S. rig count and increased well completions, which resulted in significant growth in Energy.

“As a result of our strong second quarter performance and increased confidence in the back half of the year, we are raising our full year guidance for revenue and EPS. Our revised guidance is based on full year revenue growth of 12% to 14% versus our prior forecast of 11% to 13%, and includes organic growth of 5% to 7%, which has been increased one percentage point. Our revenue forecast also includes acquisition growth of 10%, a 2% impact from dispositions, and a 1% headwind from FX, all of which remain unchanged from our prior forecast. Lastly, we now expect full year diluted earnings per share to be in the range of $4.23 to $4.33, versus our prior guidance of $4.05 to $4.20.”

Dover will host a webcast of its second quarter 2017 conference call at 10:00 A.M. Eastern Time (9:00 A.M. Central Time) on Thursday, July 20, 2017. The webcast can be accessed on the Dover website at dovercorporation.com. The conference call will also be made available for replay on the website. Additional information on Dover’s second quarter results and its operating segments can be found on the Company’s website.

About Dover:

Dover is a diversified global manufacturer with annual revenue exceeding $7 billion. We deliver innovative equipment and components, specialty systems, consumable supplies, software and digital solutions, and support services through four operating segments: Engineered Systems, Fluids, Refrigeration & Food Equipment, and Energy. Dover combines global scale with operational agility to lead the markets we serve. Recognized for our entrepreneurial approach for over 60 years, our team of 29,000 employees takes an ownership mindset, collaborating with customers to redefine what's possible. Headquartered in Downers Grove, Illinois, Dover trades on the New York Stock Exchange under "DOV." Additional information is available at dovercorporation.com.

Forward-Looking Statements:

This press release contains "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Such statements concern future events and may be indicated by words or phrases such as "anticipates," "expects," "believes," "suggests," "will," "plans," "should," "would," "could," and "forecast," or the use of the future tense and similar words or phrases. Forward-looking statements address matters that are uncertain, including, by way of example only: operating and strategic plans, future sales, earnings, cash flows, margins, organic growth, growth from acquisitions, restructuring charges, cost structure, capital expenditures, capital allocation, capital structure, dividends, cash flows, exchange rates, tax rates, interest rates, interest expense, changes in operations and trends in industries in which our businesses operate, anticipated market conditions and our positioning, global economies, and operating improvements. Forward-looking statements are subject to inherent risks and uncertainties that could cause actual results to differ materially from current expectations, including, but not limited to, economic conditions generally and changes in economic conditions globally and in the markets and industries served by our businesses, including oil and gas activity and U.S. industrials activity; conditions and events affecting domestic and global financial and capital markets; oil and natural gas demand, production growth, and prices; changes in exploration and production spending by our customers and changes in the level of oil and natural gas exploration and development; changes in customer demand and capital spending; risks related to our international operations and the ability of our businesses to expand into new geographic markets; the impact of interest rate and currency exchange rate fluctuations; increased competition and pricing pressures; the impact of loss of a significant customer, or loss or non-renewal of significant contracts; the ability of our businesses to adapt to technological developments; the ability of our businesses to develop and launch new products, timing of such launches and risks relating to market acceptance by customers; the relative mix of products and services which impacts margins and operating efficiencies; the impact of loss of a single-source manufacturing facility; short-term capacity constraints; domestic and foreign governmental and public policy changes or developments, including import/export laws and sanctions, tax policies, environmental regulations and conflict minerals disclosure requirements; increases in the cost of raw materials; our ability to identify and successfully consummate value-adding acquisition opportunities or planned divestitures, and to realize anticipated earnings and synergies from acquired businesses and joint ventures; our ability to achieve expected savings from integration and other cost-control initiatives, such as lean and productivity programs as well as efforts to reduce sourcing input costs; the impact of legal compliance risks and litigation, including product recalls; indemnification obligations related to acquired or divested businesses; cybersecurity and privacy risks; protection and validity of patent and other intellectual property rights; goodwill or intangible asset impairment charges; a downgrade in our credit ratings which, among other matters, could make obtaining financing more difficult and costly; and work stoppages, union and works council campaigns and other labor disputes which could impact our productivity. Dover refers you to the documents that it files from time to time with the Securities and Exchange Commission, such as its reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of these and other risks and uncertainties that could cause its actual results to differ materially from its current expectations and from the forward-looking statements contained herein. Dover undertakes no obligation to update any forward-looking statement, except as required by law.

INVESTOR SUPPLEMENT - SECOND QUARTER 2017

DOVER CORPORATION
CONSOLIDATED STATEMENTS OF EARNINGS
(unaudited)(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Revenue	$1,993,351	$1,686,345	$3,806,723	$3,308,618
Cost of goods and services	1,243,905	1,055,132	2,396,103	2,088,141
Gross profit	749,446	631,213	1,410,620	1,220,477
Selling, general, and administrative expenses	484,046	437,411	969,336	880,859
Operating earnings	265,400	193,802	441,284	339,618
Interest expense	36,932	33,779	73,341	67,097
Interest income	(2,338)	(1,622)	(4,918)	(3,226)
Gain on sale of businesses	—	(801)	(90,093)	(12,029)
Other expense (income), net	15	(2,053)	191	(4,347)
Earnings before provision for income taxes	230,791	164,499	462,763	292,123
Provision for income taxes	66,733	46,209	126,458	74,477
Net earnings	$164,058	$118,290	$336,305	$217,646

Net earnings per share:
Basic	$1.05	$0.76	$2.16	$1.40
Diluted	$1.04	$0.76	$2.14	$1.39

Weighted average shares outstanding:
Basic	155,703	155,180	155,622	155,122
Diluted	157,513	156,595	157,457	156,414

Dividends paid per common share	$0.44	$0.42	$0.88	$0.84

DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(unaudited)(in thousands)

	2017			2016
	Q1	Q2	Q2 YTD	Q1	Q2	Q2 YTD	Q3	Q4	FY 2016
REVENUE
Engineered Systems
Printing & Identification	$249,238	$278,220	$527,458	$239,681	$263,648	$503,329	$253,091	$266,082	$1,022,502
Industrials	358,397	377,210	735,607	337,314	328,784	666,098	317,471	360,212	1,343,781
	607,635	655,430	1,263,065	576,995	592,432	1,169,427	570,562	626,294	2,366,283

Fluids	525,195	553,259	1,078,454	399,062	405,838	804,900	412,822	482,852	1,700,574

Refrigeration & Food Equipment	356,834	426,304	783,138	363,252	429,386	792,638	451,328	376,373	1,620,339

Energy	324,088	359,168	683,256	283,230	259,008	542,238	273,248	292,952	1,108,438

Intra-segment eliminations	(380)	(810)	(1,190)	(266)	(319)	(585)	(197)	(510)	(1,292)
Total consolidated revenue	$1,813,372	$1,993,351	$3,806,723	$1,622,273	$1,686,345	$3,308,618	$1,707,763	$1,777,961	$6,794,342

NET EARNINGS
Segment Earnings:
Engineered Systems	$174,398	$106,820	$281,218	$93,748	$104,034	$197,782	$97,240	$96,807	$391,829
Fluids	52,639	73,558	126,197	46,047	54,033	100,080	66,178	34,663	200,921
Refrigeration & Food Equipment	33,562	65,829	99,391	38,161	63,230	101,391	64,111	118,126	283,628
Energy	41,691	53,368	95,059	11,244	(75)	11,169	13,279	30,888	55,336
Total segments	302,290	299,575	601,865	189,200	221,222	410,422	240,808	280,484	931,714
Corporate expense / other	36,489	34,190	70,679	29,862	24,566	54,428	26,638	31,674	112,740
Interest expense	36,409	36,932	73,341	33,318	33,779	67,097	33,789	35,515	136,401
Interest income	(2,580)	(2,338)	(4,918)	(1,604)	(1,622)	(3,226)	(795)	(2,738)	(6,759)
Earnings before provision for income taxes	231,972	230,791	462,763	127,624	164,499	292,123	181,176	216,033	689,332
Provision for income taxes	59,725	66,733	126,458	28,268	46,209	74,477	51,092	54,871	180,440
Net earnings	$172,247	$164,058	$336,305	$99,356	$118,290	$217,646	$130,084	$161,162	$508,892

SEGMENT MARGIN
Engineered Systems	28.7%	16.3%	22.3%	16.2%	17.6%	16.9%	17.0%	15.5%	16.6%
Fluids	10.0%	13.3%	11.7%	11.5%	13.3%	12.4%	16.0%	7.2%	11.8%
Refrigeration & Food Equipment	9.4%	15.4%	12.7%	10.5%	14.7%	12.8%	14.2%	31.4%	17.5%
Energy	12.9%	14.9%	13.9%	4.0%	—%	2.1%	4.9%	10.5%	5.0%
Total segment operating margin	16.7%	15.0%	15.8%	11.7%	13.1%	12.4%	14.1%	15.8%	13.7%

DEPRECIATION AND AMORTIZATION EXPENSE
Engineered Systems	$19,575	$20,259	$39,834	$16,036	$16,075	$32,111	$16,238	$25,597	$73,946
Fluids	28,503	29,473	57,976	20,511	20,981	41,492	20,833	22,899	85,224
Refrigeration & Food Equipment	15,035	14,522	29,557	16,728	16,881	33,609	16,146	15,263	65,018
Energy	31,365	32,000	63,365	34,160	33,289	67,449	32,605	31,366	131,420
Corporate	1,120	1,164	2,284	1,169	868	2,037	901	2,193	5,131
Total depreciation and amortization expense	$95,598	$97,418	$193,016	$88,604	$88,094	$176,698	$86,723	$97,318	$360,739

DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(continued)
(unaudited)(in thousands)

	2017			2016
	Q1	Q2	Q2 YTD	Q1	Q2	Q2 YTD	Q3	Q4	FY 2016
BOOKINGS
Engineered Systems
Printing & Identification	$256,665	$282,157	$538,822	$242,569	$266,490	$509,059	$248,443	$268,951	$1,026,453
Industrials	419,455	367,352	786,807	329,957	304,345	634,302	331,435	374,073	1,339,810
	676,120	649,509	1,325,629	572,526	570,835	1,143,361	579,878	643,024	2,366,263

Fluids	565,987	554,656	1,120,643	418,345	413,767	832,112	413,535	457,283	1,702,930

Refrigeration & Food Equipment	438,576	466,276	904,852	411,367	468,661	880,028	429,134	336,645	1,645,807

Energy	348,317	352,617	700,934	273,445	246,021	519,466	270,685	299,771	1,089,922

Intra-segment eliminations	(1,149)	(529)	(1,678)	(90)	(944)	(1,034)	(245)	(308)	(1,587)

Total consolidated bookings	$2,027,851	$2,022,529	$4,050,380	$1,675,593	$1,698,340	$3,373,933	$1,692,987	$1,736,415	$6,803,335

BACKLOG
Engineered Systems
Printing & Identification	$109,347	$115,763		$102,640	$104,509		$101,190	$98,924
Industrials	310,008	301,474		235,384	210,646		224,892	252,780
	419,355	417,237		338,024	315,155		326,082	351,704

Fluids	371,717	378,774		286,457	315,786		318,246	331,238

Refrigeration & Food Equipment	341,530	382,598		303,479	332,312		309,462	258,329

Energy	156,255	147,568		144,828	129,873		$126,519	$134,181

Intra-segment eliminations	(729)	(378)		(36)	(265)		(252)	(102)

Total consolidated backlog	$1,288,128	$1,325,799		$1,072,752	$1,092,861		$1,080,057	$1,075,350

DOVER CORPORATION
QUARTERLY EARNINGS PER SHARE
(unaudited)(in thousands, except per share data*)

Earnings Per Share
	2017			2016
	Q1	Q2	Q2 YTD	Q1	Q2	Q2 YTD	Q3	Q4	FY 2016
Net earnings per share:
Basic	$1.11	$1.05	$2.16	$0.64	$0.76	$1.40	$0.84	$1.04	$3.28
Diluted	$1.09	$1.04	$2.14	$0.64	$0.76	$1.39	$0.83	$1.03	$3.25

Net earnings and weighted average shares used in calculated earnings per share amounts are as follows:

Net earnings	$172,247	$164,058	$336,305	$99,356	$118,290	$217,646	$130,084	$161,162	$508,892

Weighted average shares outstanding:
Basic	155,540	155,703	155,622	155,064	155,180	155,122	155,300	155,376	155,231
Diluted	157,399	157,513	157,457	156,161	156,595	156,414	156,798	156,816	156,636

Adjusted Earnings Per Share (Non-GAAP)
Net earnings are adjusted by gains on disposition of businesses and a product recall charge to derive adjusted net earnings and adjusted diluted earnings per common share as follows:

	2017			2016
	Q1	Q2	Q2 YTD	Q1	Q2	Q2 YTD	Q3	Q4	FY 2016
Adjusted net earnings:
Net earnings	$172,247	$164,058	$336,305	$99,356	$118,290	$217,646	$130,084	$161,162	$508,892
Gain on dispositions, pre-tax	(88,402)	—	(88,402)	(11,853)	—	(11,853)	—	(85,035)	(96,888)
Gain on dispositions, tax impact [1]	26,682	—	26,682	625	—	625	—	28,060	28,685
Product recall charge, pre-tax	—	—	—	—	—	—	—	23,150	23,150
Product recall charge, tax impact [1]	—	—	—	—	—	—	—	(8,913)	(8,913)
Adjusted net earnings	$110,527	$164,058	$274,585	$88,128	$118,290	$206,418	$130,084	$118,424	$454,926

Adjusted diluted earnings per common share:
Net earnings	$1.09	$1.04	$2.14	$0.64	$0.76	$1.39	$0.83	$1.03	$3.25
Gain on dispositions, pre-tax	(0.56)	—	(0.56)	(0.08)	—	(0.08)	—	(0.54)	(0.62)
Gain on dispositions, tax impact	0.17	—	0.17	—	—	—	—	0.18	0.18
Product recall charge, pre-tax	—	—	—	—	—	—	—	0.15	0.15
Product recall charge, tax impact	—	—	—	—	—	—	—	(0.06)	(0.06)
Adjusted net earnings	$0.70	$1.04	$1.75	$0.56	$0.76	$1.31	$0.83	$0.76	$2.90

[1] Gain on dispositions and the product recall charge were tax effected using the statutory tax rates in the specific jurisdiction for each period.

* Per share data may be impacted by rounding.

DOVER CORPORATION
ADDITIONAL INFORMATION
(unaudited)(in thousands)

Quarterly Cash Flow

	2017			2016
	Q1	Q2	Q2 YTD	Q1	Q2	Q2 YTD	Q3	Q4	FY 2016
Net Cash Flows Provided By (Used In):
Operating activities	$78,071	$155,877	$233,948	$133,413	$207,868	$341,281	$231,665	$289,029	$861,975
Investing activities	81,780	(51,137)	30,643	(425,857)	(69,415)	(495,272)	(66,110)	(942,461)	(1,503,843)
Financing activities	(93,293)	(216,273)	(309,566)	178,507	(127,678)	50,829	98,491	484,288	633,608

Quarterly Free Cash Flow (Non-GAAP)

	2017			2016
	Q1	Q2	Q2 YTD	Q1	Q2	Q2 YTD	Q3	Q4	FY 2016
Cash flow from operating activities	$78,071	$155,877	$233,948	$133,413	$207,868	$341,281	$231,665	$289,029	$861,975
Less: Capital expenditures	(42,259)	(48,335)	(90,594)	(37,230)	(35,422)	(72,652)	(43,116)	(49,437)	(165,205)
Plus: Cash taxes paid for gains on dispositions[1]	—	42,955	42,955	—	435	435	217	217	869
Free cash flow	$35,812	$150,497	$186,309	$96,183	$172,881	$269,064	$188,766	$239,809	$697,639

Free cash flow as a percentage of revenue	2.0%	7.5%	4.9%	5.9%	10.3%	8.1%	11.1%	13.5%	10.3%

Free cash flow as a percentage of net earnings	20.8%	91.7%	55.4%	96.8%	146.2%	123.6%	145.1%	148.8%	137.1%

[1] Federal and state tax payments related to the gains on the dispositions of Performance Motorsports in 2017 and Tipper Tie and Texas Hydraulics in 2016.

Revenue Growth Factors

	Three Months Ended June 30, 2017
	Engineered Systems	Fluids	Refrigeration & Food Equipment	Energy	Total
Organic	5%	4%	5%	39%	10%
Acquisitions	10%	34%	—%	—%	12%
Dispositions	(4)%	—%	(6)%	—%	(3)%
Currency translation	(1)%	(2)%	—%	(1)%	(1)%
Total *	11%	36%	(1)%	39%	18%

* Totals may be impacted by rounding.

	Six Months Ended June 30, 2017
	Engineered Systems	Fluids	Refrigeration & Food Equipment	Energy	Total
Organic	4%	1%	5%	39%	7%
Acquisitions	9%	35%	—%	—%	12%
Dispositions	(4)%	—%	(6)%	—%	(3)%
Currency translation	(1)%	(2)%	—%	(1)%	(1)%
Total *	8%	34%	(1)%	26%	15%

* Totals may be impacted by rounding.

Non-GAAP Disclosures

In an effort to provide investors with additional information regarding our results as determined by GAAP, Management also discloses non-GAAP information that Management believes provides useful information to investors. Adjusted net earnings, adjusted diluted earnings per common share, free cash flow and organic revenue growth are not financial measures under GAAP and should not be considered as a substitute for net earnings, diluted earnings per common share, cash flows from operating activities, or revenue as determined in accordance with GAAP, and they may not be comparable to similarly titled measures reported by other companies. Adjusted net earnings represents net earnings adjusted for gains on disposition of businesses and a product recall charge. Adjusted diluted earnings per common share represents adjusted net earnings divided by average diluted shares. Management believes this information is useful to investors to better understand the company’s ongoing profitability and facilitates easier comparisons of the company’s profitability to prior and future periods and to its peers. Free cash flow represents net cash provided by operating activities minus capital expenditures, plus the add back of cash taxes paid for gains on dispositions (which reflect tax payments on disposition-related investing activities). Management believes that free cash flow is an important measure of operating performance because it provides management and investors a measurement of cash generated from operations that is available for mandatory payment obligations and investment opportunities, such as funding acquisitions, paying dividends, repaying debt and repurchasing our common stock. Management believes that reporting organic revenue growth, which excludes the impact of foreign currency exchange rates and the impact of acquisitions and dispositions, provides a useful comparison of our revenue performance and trends between periods.